PRUDENTIAL INVESTMENT PORTFOLIOS 5

Prudential Day One Income Fund

Prudential Day One 2015 Fund

Prudential Day One 2020 Fund

Prudential Day One 2025 Fund

Prudential Day One 2030 Fund

Prudential Day One 2035 Fund

Prudential Day One 2040 Fund

Prudential Day One 2045 Fund

Prudential Day One 2050 Fund

Prudential Day One 2055 Fund

Prudential Day One 2060 Fund

Prudential Day One 2065 Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated October 10, 2023
to each Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (SAI) and retain it for future reference.

The Board of Trustees for the Funds (the “Board”) approved the replacement of PGIM Quantitative Solutions LLC (“PQS”) with PGIM DC Solutions LLC (“DCS”) as the subadviser to the Funds as a result of Prudential Financial Inc.’s (“Prudential”) consolidating its retirement solutions advisory services under DCS and the internal restructuring of DCS within the Prudential organization under which it would continue to remain an indirect, wholly-owned subsidiary of Prudential. PGIM Investments LLC will continue to serve as the Funds’ investment manager.  The portfolio management team of each Fund will remain the same and there will be no change in the advisory services provided to the Funds. There will be no increase in the fee rates for advisory or subadvisory services in connection with this change.  The Board also approved certain other changes, including changes to the Funds’ names, reduction of the Funds’ management and subadvisory fees, and reduction of operating expenses as provided below.  Effective on or about December 11, 2023, there will also be changes to certain of the underlying funds and Funds’ custom benchmarks.  None of these changes will impact the Funds’ investment objective or principal investment strategies.

As a result, effective on or about December 11, 2023, the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are amended as set forth below.

All references to the current Fund names are replaced with the new Fund names:

Current Fund Name	New Fund Name
Prudential Day One Income Fund	PGIM Target Date Income Fund
Prudential Day One 2015 Fund	PGIM Target Date 2015 Fund
Prudential Day One 2020 Fund	PGIM Target Date 2020 Fund
Prudential Day One 2025 Fund	PGIM Target Date 2025 Fund
Prudential Day One 2030 Fund	PGIM Target Date 2030 Fund
Prudential Day One 2035 Fund	PGIM Target Date 2035 Fund
Prudential Day One 2040 Fund	PGIM Target Date 2040 Fund
Prudential Day One 2045 Fund	PGIM Target Date 2045 Fund
Prudential Day One 2050 Fund	PGIM Target Date 2050 Fund
Prudential Day One 2055 Fund	PGIM Target Date 2055 Fund
Prudential Day One 2060 Fund	PGIM Target Date 2060 Fund
Prudential Day One 2065 Fund	PGIM Target Date 2065 Fund

All references to “PGIM Quantitative Solutions LLC” in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are replaced with “PGIM DC Solutions LLC”.

In the Funds’ Statutory Prospectus, in the section titled “How the Fund is Managed – Subadvisers” the paragraph regarding PGIM Quantitative Solutions is deleted and replaced with the following:

PGIM DC Solutions LLC (“PGIM DC Solutions”) is an SEC-registered investment adviser and an indirect wholly-owned subsidiary of Prudential. PGIM DC Solutions is located at 655 Broad Street, Newark, NJ 07102.

All references to the advisory and subadvisory fees of 0.02% shall be revised to reflect a fee of 0.00%.

All references to the fee waiver and/or expense reimbursement of each class shall be reduced by 0.15% for each share class of the Fund.  Such waiver has no express termination date and may not be terminated by PGIM Investments without the prior approval of a Fund’s Board of Trustees.

The above changes will be reflected in the Funds’ December 2023 prospectus update.

LR1452